                                                                               .
                                                                               .
                                                                               .

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                        479,728.78
Available Funds:
  Contract Payments due and received in this period                                                                     4,059,474.74
  Contract Payments due in prior period(s) and received in this period                                                    296,807.10
  Contract Payments received in this period for next period                                                                36,302.46
  Sales, Use and Property Tax, Maintenance, Late Charges                                                                  112,482.71
  Prepayment Amounts related to early termination in this period                                                        1,918,236.94
  Servicer Advance                                                                                                        641,747.44
  Proceeds received from recoveries on previously Defaulted Contracts                                                           0.00
  Transfer from Reserve Account                                                                                             4,573.30
  Interest earned on Collection Account                                                                                     3,167.29
  Interest earned on Affiliated Account                                                                                       729.56
  Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                                   0.00
  Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor contract)              0.00
  Amounts paid under insurance policies                                                                                         0.00
  Any other amounts                                                                                                             0.00

                                                                                                                        ------------
Total Available Funds                                                                                                   7,553,250.32
Less: Amounts to be Retained in Collection Account                                                                        316,843.58
                                                                                                                        ------------
AMOUNT TO BE DISTRIBUTED                                                                                                7,236,406.74
                                                                                                                        ============

DISTRIBUTION OF FUNDS:

  1. To Trustee -  Fees                                                                                                         0.00
  2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                           296,807.10
  3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

          a) Class A1 Principal and Interest                                                                                    0.00
          a) Class A2 Principal (distributed after A1 Note matures) and Interest                                                0.00
          a) Class A3 Principal (distributed after A2 Note matures) and Interest                                        5,405,830.04
          a) Class A4 Principal (distributed after A3 Note matures) and Interest                                          518,751.20
          b) Class B Principal and Interest                                                                               100,973.87
          c) Class C Principal and Interest                                                                               202,115.48
          d) Class D Principal and Interest                                                                               135,987.33
          e) Class E Principal and Interest                                                                               178,889.74

  4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                                    0.00
  5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
          a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                   38,446.85
          b) Residual Principal (Provided no Restricting or Amortization Event in effect)                                 180,294.27
          c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                         4,573.30
  6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                           116,379.56
  7. To Servicer, Servicing Fee and other Servicing Compensations                                                          57,358.00
                                                                                                                        ------------
TOTAL FUNDS DISTRIBUTED                                                                                                 7,236,406.74
                                                                                                                        ============

                                                                                                                        ------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}                316,843.58
                                                                                                                        ============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                   $   4,876,395.87
          - Add Investment Earnings                                                                                         4,573.30
          - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                      0.00
          - Less Distribution to Certificate Account                                                                        4,573.30
                                                                                                                    ----------------
End of period balance                                                                                               $   4,876,395.87
                                                                                                                    ================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $   4,876,395.87
                                                                                                                    ================

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Pool A                                   118,810,432.48
                     Pool B                                    15,788,791.58
                                                              --------------
                                                                                  134,599,224.06
Class A Overdue Interest, if any                                        0.00
Class A Monthly Interest - Pool A                                 561,509.05
Class A Monthly Interest - Pool B                                  74,619.28

Class A Overdue Principal, if any                                       0.00
Class A Monthly Principal - Pool A                              4,625,060.91
Class A Monthly Principal - Pool B                                663,392.00
                                                              --------------
                                                                                    5,288,452.91
Ending Principal Balance of the Class A Notes
                     Pool A                                   114,185,371.57
                     Pool B                                    15,125,399.58
                                                              --------------      --------------
                                                                                  129,310,771.15
                                                                                  ==============

--------------------------------------------------------------------------------------------------
 Interest Paid Per $1,000            Principal Paid Per $1,000                    Ending Principal
Original Face $286,080,000           Original Face $286,080,000                    Balance Factor
        $ 2.223603                           $ 18.485923                             45.200913%
--------------------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                      Class A1                                          0.00
                      Class A2                                          0.00
                      Class A3                                 27,419,224.06
                      Class A4                                107,180,000.00
                                                              --------------

Class A Monthly Interest                                                          134,599,224.06
                      Class A1 (Actual Number Days/360)                 0.00
                      Class A2                                          0.00
                      Class A3                                    117,377.13
                      Class A4                                    518,751.20
                                                              --------------

Class A Monthly Principal
                      Class A1                                          0.00
                      Class A2                                          0.00
                      Class A3                                  5,288,452.91
                      Class A4                                          0.00
                                                              --------------
                                                                                    5,288,452.91
Ending Principal Balance of the Class A Notes
                      Class A1                                          0.00
                      Class A2                                          0.00
                      Class A3                                 22,130,771.15
                      Class A4                                107,180,000.00
                                                              --------------      --------------
                                                                                  129,310,771.15
                                                                                  ==============

Class A3

-------------------------------------------------------------------------------------
 Interest Paid Per $1,000         Principal Paid Per $1,000          Ending Principal
Original Face $ 82,500,000        Original Face $82,500,000           Balance Factor
        $ 1.422753                       $ 64.102460                    26.825177%
-------------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                     Pool A                             2,026,688.02
                     Pool B                               269,327.82
                                                        ------------
                                                                         2,296,015.84

Class B Overdue Interest, if any                                0.00
Class B Monthly Interest - Pool A                           9,500.10
Class B Monthly Interest - Pool B                           1,262.47
Class B Overdue Principal, if any                               0.00
Class B Monthly Principal - Pool A                         78,895.05
Class B Monthly Principal - Pool B                         11,316.25
                                                        ------------
                                                                            90,211.30
Ending Principal Balance of the Class B Notes
                     Pool A                             1,947,792.97
                     Pool B                               258,011.57
                                                        ------------     ------------
                                                                         2,205,804.54
                                                                         ============

-------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000            Ending Principal
Original Face $4,880,000        Original Face $4,880,000              Balance Factor
       $ 2.205445                       $ 18.485922                     45.200913%
-------------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                     Pool A                        4,049,223.02
                     Pool B                          538,103.75
                                                   ------------
                                                                   4,587,326.77

Class C Overdue Interest, if any                           0.00
Class C Monthly Interest - Pool A                     19,311.42
Class C Monthly Interest - Pool B                      2,566.31
Class C Overdue Principal, if any                          0.00
Class C Monthly Principal - Pool A                   157,628.44
Class C Monthly Principal - Pool B                    22,609.31
                                                   ------------
                                                                     180,237.75
Ending Principal Balance of the Class C Notes
                     Pool A                        3,891,594.58
                     Pool B                          515,494.44
                                                   ------------    ------------
                                                                   4,407,089.02
                                                                   ============

-----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $9,750,000       Original Face $9,750,000       Balance Factor
      $ 2.243870                      $ 18.485923               45.200913%
-----------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                     Pool A                        2,699,481.97
                     Pool B                          358,735.81
                                                   ------------
                                                                  3,058,217.78

Class D Overdue Interest, if any                           0.00
Class D Monthly Interest - Pool A                     13,972.07
Class D Monthly Interest - Pool B                      1,856.76
Class D Overdue Principal, if any                          0.00
Class D Monthly Principal - Pool A                   105,085.63
Class D Monthly Principal - Pool B                    15,072.87
                                                   ------------
                                                                    120,158.50
Ending Principal Balance of the Class D Notes
                     Pool A                        2,594,396.34
                     Pool B                          343,662.94
                                                   ------------   ------------
                                                                  2,938,059.28
                                                                  ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $6,500,000       Original Face $6,500,000          Balance Factor
        $ 2.435205                    $ 18.485923                  45.200912%
--------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                     Pool A                           3,376,429.03
                     Pool B                             448,695.75
                                                      ------------
                                                                     3,825,124.78

Class E Overdue Interest, if any                              0.00
Class E Monthly Interest - Pool A                        25,244.43
Class E Monthly Interest - Pool B                         3,354.75
Class E Overdue Principal, if any                             0.00
Class E Monthly Principal - Pool A                      131,437.87
Class E Monthly Principal - Pool B                       18,852.69
                                                      ------------
                                                                       150,290.56
Ending Principal Balance of the Class E Notes
                     Pool A                           3,244,991.16
                     Pool B                             429,843.06
                                                      ------------   ------------
                                                                     3,674,834.22
                                                                     ============

----------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
Original Face $8,130,000     Original Face $8,130,000        Balance Factor
      $ 3.517734                    $ 18.485924                45.200913%
----------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                     Pool A                           4,050,492.89
                     Pool B                             538,272.51
                                                      ------------
                                                                     4,588,765.40

Residual Interest - Pool A                               34,005.57
Residual Interest - Pool B                                4,441.28
Residual Principal - Pool A                             157,677.87
Residual Principal - Pool B                              22,616.40
                                                      ------------
                                                                       180,294.27
Ending Residual Principal Balance
                     Pool A                           3,892,815.02
                     Pool B                             515,656.11
                                                      ------------   ------------
                                                                     4,408,471.13
                                                                     ============

X. PAYMENT TO SERVICER

- Collection period Servicer Fee                                        57,358.00
- Servicer Advances reimbursement                                      296,807.10
- Tax, Maintenance, Late Charges, Bank Interest and other amounts      116,379.56
                                                                       ----------
Total amounts due to Servicer                                          470,544.66
                                                                       ==========

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       beginning of the related Collection Period                                                                  135,012,747.42

    Aggregate Discounted Contract Balance of Additional Contracts acquired during
       Collection Period                                                                                                     0.00

    Decline in Aggregate Discounted Contract Balance                                                                 5,255,785.78

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               --------------
       ending of the related Collection Period                                                                     129,756,961.64
                                                                                                                   ==============

    Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                              3,388,956.28

       - Principal portion of Prepayment Amounts                                                    1,866,829.50

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                  0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                        0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                             0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                     0.00

                                                                                                    ------------
                                        Total Decline in Aggregate Discounted Contract Balance      5,255,785.78
                                                                                                    ============

POOL B
    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       beginning of the related Collection Period                                                                   17,941,927.19

    Aggregate Discounted Contract Balance of Additional Contracts acquired during
       Collection Period                                                                                                     0.00

    Decline in Aggregate Discounted Contract Balance                                                                   753,859.52

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               --------------
       ending of the related Collection Period                                                                      17,188,067.67
                                                                                                                   ==============

    Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                                712,537.30

       - Principal portion of Prepayment Amounts                                                       41,322.22

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                  0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                        0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                             0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                     0.00

                                                                                                    ------------
                                        Total Decline in Aggregate Discounted Contract Balance        753,859.52
                                                                                                    ============

                                                                                                                   --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                  146,945,029.31
                                                                                                                   ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A

                                                                                                                   Predecessor
                                                                         Discounted       Predecessor               Discounted
Lease #                            Lessee Name                          Present Value       Lease #                Present Value
--------------------------------------------------------                --------------    -----------             ----------------
3355-004                   New Valley Health Group, Inc.                $1,178,581.83       4424-401              $  1,264,331.32
                           Cash                                         $  520,726.22       4424-402              $    434,976.73

                                                                        -------------                             ---------------
                                                           Totals:      $1,699,308.05                             $  1,699,308.05

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                          $  1,699,308.05
b) ADCB OF POOL A AT CLOSING DATE                                                                                 $272,767,516.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                             0.62%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b) Total discounted Contract Balance of Substitute Receivables                                         $0.00
c) If (a) > (b), amount to be deposited in Collection Account
     per Contribution & Servicing Agreement Section 7.02                                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES                     NO  X
                                                                                         -----                   ------

         POOL B

                                                                                                                   Predecessor
                                                                         Discounted       Predecessor               Discounted
Lease #                    Lessee Name                                  Present Value       Lease #                Present Value
--------------------------------------------------------                -------------     -----------             ---------------
                              NONE

                                                                        -------------                             ---------------
                                                          Totals:       $        0.00                             $          0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $          0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                               $ 52,325,540.92
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                             0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
  TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b) Total discounted Contract Balance of Substitute Receivables                                          $0.00
c) If (a) > (b), amount to be deposited in Collection Account
     per Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                     NO  X
                                                                                          -----                   ------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                                          Predecessor
                                                                          Discounted      Predecessor      Discounted
Lease #                   Lessee Name                                   Present Value       Lease #      Present Value
-------------------------------------------------------                 ---------------   -----------   ---------------
2707-201  Amber Networks, Inc.                                          $ 1,045,934.66       2041-203   $  3,154,026.34
2707-202  Amber Networks, Inc.                                          $   491,545.72
2708-201  Network Elements, Inc.                                        $ 1,305,725.82
2706-202  Coriolis Networks, Inc.                                       $    90,653.94
2706-207  Coriolis Networks, Inc.                                       $   215,544.48
          Cash                                                          $     4,621.72       2869-001   $  2,037,442.62
3271-002  Durham Diagnostic Imaging                                     $ 2,317,472.63       2769-001   $  2,940,134.55
3702-003  USDL Pittsburgh Inc & USDL Pittsburgh Holding                 $ 2,946,305.69       2770-001   $  3,087,098.20
3714-001  Kaley Imaging, Inc., and KI Holding, Inc.                     $ 1,470,213.52    2002918-002   $     25,199.70
3718-006  USD Dayton, Inc. and USD Dayton Holding, Inc.                 $ 1,893,050.93    2004445-001   $     85,324.68
                                                                                          2002452-001   $     52,617.10
                                                                        --------------                  ---------------
                                                          Totals:       $11,781,069.11                  $ 11,381,843.19

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                           11,381,843.19
b) ADCB OF POOL A AT CLOSING DATE                                                                       $272,767,516.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   4.17%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b) Total discounted Contract Balance of Substitute Receivables                                       $0.00
c) If (a) > (b), amount to be deposited in Collection Account
     per Contribution & Servicing Agreement Section 7.02                                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                     NO  X
                                                                                          ------                  ------

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                    Predecessor
                                                                         Discounted       Predecessor               Discounted
Lease #          Lessee Name                                            Present Value       Lease #                Present Value
--------------------------------------------------------                -------------     -----------             ---------------
                    None

                                                                        -------------                             ---------------
                                                          Totals:       $        0.00                             $          0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                    $          0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                               $ 52,325,540.92
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
  THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
  BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b) Total discounted Contract Balance of Substitute Receivables                                          $0.00
c) If (a) > (b), amount to be deposited in Collection Account
     per Contribution & Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                     NO  X
                                                                                          -----                   ------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 12, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                  TOTAL OUTSTANDING CONTRACTS
   This Month                                       4,164,912.54        This Month              146,945,029.31
   1 Month Prior                                    4,335,170.68        1 Month Prior           152,954,674.61
   2 Months Prior                                   1,929,417.18        2 Months Prior          165,276,682.94

   Total                                           10,429,500.40        Total                   465,176,386.86

   a) 3 MONTH AVERAGE                               3,476,500.13        b) 3 MONTH AVERAGE      155,058,795.62

   c) a/b                                                   2.24%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                Yes ________             No    X
                                                                                                                            --------

3. Restricting Event Check

   A. A Delinquency Condition exists for current
      period?                                                                                   Yes ________             No    X
                                                                                                                            --------
   B. An Indenture Event of Default has occurred                                                Yes ________             No    X
      and is then continuing?                                                                                               --------

4. Has a Servicer Event of Default occurred?                                                    Yes ________             No    X
                                                                                                                            --------

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                             Yes ________             No    X
                                                                                                                            --------
   B. Bankruptcy, insolvency, reorganization;
      default/ violation of any covenant or
      obligation not remedied within 90
      days?                                                                                     Yes ________             No    X
                                                                                                                            --------
   C. As of any Determination date, the sum of
      all defaulted contracts since the Closing
      date exceeds 6% of the ADCB on the
      Closing Date?                                                                             Yes ________             No    X
                                                                                                                            --------

6. Aggregate Discounted Contract Balance at
   Closing Date                                                                                 Balance $325,093,057.74
                                                                                                -----------------------

   DELINQUENT LEASE SUMMARY

                                                    Current Pool
   Days Past Due                                       Balance     # Leases
   -------------                                   -------------   --------
      31 - 60                                      10,088,034.33      39
      61 - 90                                         166,746.23      15
     91 - 180                                       4,164,912.54      12

   Approved By:
   Matthew E. Goldenberg
   Vice President
   Structured Finance and Securitization